                                                                   EXHIBIT 10.27

Private & Confidential



                              DATED 24 APRIL 1998
                              -------------------

                             BERKSHIRE FUND IV, LP               (1)
                            BERKSHIRE INVESTORS LLC              (2)
                            BERKSHIRE PARTNERS LLC               (3)
                           CANDOVER INVESTMENTS PLC              (4)
                          CANDOVER (TRUSTEES) LIMITED            (5)
                           CANDOVER PARTNERS LIMITED             (6)
                           CANDOVER PARTNERS LIMITED             (7)
                           CANDOVER PARTNERS LIMITED             (8)
                           CANDOVER PARTNERS LIMITED             (9)
                       CROWN CASTLE INTERNATIONAL CORP.         (10)
                  TELEDIFFUSION DE FRANCE INTERNATIONAL S.A.    (11)
                       DIGITAL FUTURE INVESTMENTS B.V.          (12)
               CASTLE TRANSMISSION SERVICES (HOLDINGS) LIMITED  (13)

                       _________________________________

                                   AGREEMENT
      FOR THE SALE AND PURCHASE OF CERATIN SHARES OF CASTLE TRANSMISSION SERVICES (HOLDINGS) LIMITED, FOR THE AMENDMENT OF THE SHAREHOLDERS' AGREEMENT
         IN RESPECT OF CASTLE TRANSMISSION SERVICES (HOLDINGS) LIMITED
                    AND FOR THE GRANTING OF CERTAIN OPTIONS

                       _________________________________



                                  NORTON ROSE
                                    London

                                   CONTENTS
                                   --------

CLAUSE                  HEADING                             PAGE
1     Definitions and interpretation.........................  2
2     Conditions precedent...................................  3
3     Sale of the Sale Shares................................  4
4     Completion of the sale of the Sale Shares..............  5
5     Shareholders' Agreement issues.........................  7
6     Options................................................  8
7     Continuation of Shareholders' Agreement................  8
8     Warranties.............................................  8
9     Confidentiality........................................  8
10    Public Announcements...................................  9
11    Further assurances.....................................  9
12    Modification and assignment............................  9
13    Effect of waiver.......................................  9
14    Entire agreement....................................... 10
15    Governing law and jurisdiction......................... 10
16    Notices................................................ 11
17    Counterparts........................................... 12

SCHEDULE

1     The Sale Shares........................................ 13
2     Deed of Adherence...................................... 14
3     Options................................................ 16
4     The Resolution......................................... 21
5     Standby Option Agreement............................... 22

THIS AGREEMENT is dated 24 April 1998 and is made AMONG:

(1)  BERKSHIRE FUND IV, LP, a Massachusetts limited partnership;

(2)  BERKSHIRE INVESTORS LLC, a Massachusetts limited liability corporation;

(3)  BERKSHIRE PARTNERS LLC, a Massachusetts limited liability corporation;

(4)  CANDOVER INVESTMENTS PLC, a company incorporated in England and Wales;

(5)  CANDOVER (TRUSTEES) LIMITED, a company incorporated in England and Wales;

(6) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 UK Limited Partnership);

(7) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 UK No. 2 Limited Partnership);

(8) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 US No. 1 Limited Partnership);

(9) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 US No. 2 Limited Partnership);

(10) CROWN CASTLE INTERNATIONAL CORP. ("CCIC"), a Delaware corporation;

(11) TELEDIFFUSION DE FRANCE INTERNATIONAL S.A. ("TDFI"), a company incorporated in France;

(12) DIGITAL FUTURE INVESTMENTS B.V. (the "PURCHASER"), a company incorporated in The Netherlands;

(13) CASTLE TRANSMISSION SERVICES (HOLDINGS) LIMITED (the "COMPANY"), a company incorporated in England and Wales.

WHEREAS

(A) The parties to this Agreement (other than the Purchaser, the Company and Berkshire Partners LLC) are shareholders of the Company.

(B) The parties to this Agreement (other than the Purchaser) are parties to a shareholders agreement in respect of the Company dated 23 January 1997 (as amended by a Deed of Adherence dated 2 May 1997).

(C) The Purchaser has agreed to purchase certain shares of the Company from the Berkshire Vendors and the Candover Vendors (each as defined in Clause 1) and the parties have agreed to make certain consequential amendments to the arrangements between them as shareholders of the Company, in each case on the terms set out in this Agreement.

1    DEFINITIONS AND INTERPRETATION
     ------------------------------

1.1  In this Agreement unless the context otherwise requires:

     "BERKSHIRE" has the meaning ascribed to such expression in the Shareholders' Agreement;

     "BERKSHIRE SALE SHARES" means the aggregate of the number of Ordinary Shares of 1p each of the Company and Redeemable Preference Shares of 1p each of the Company respectively set out opposite the name of each Berkshire Vendor in columns (2) and (3) of schedule 1;

     "BERKSHIRE VENDORS'" means Berkshire Fund IV, LP and Berkshire Investors
     LLC;

     "CANDOVER" has the meaning ascribed to such expression in the Shareholders' Agreement;

     "CANDOVER SALE SHARES" means the aggregate of the number of Ordinary Shares of 1p each of the Company and Redeemable Preference Shares of 1p each of the Company respectively set out opposite the name of each Candover Vendor in columns (2) and (3) of schedule 1;

     "CANDOVER VENDORS" means Candover Investments PLC, Candover (Trustees) Limited and Candover Partners Limited;

     "COMPLETION" means the completion of the sale and purchase of the Sale Shares by the performance by the parties of their respective obligations under clause 4;

     "DEED OF ADHERENCE" means the deed in the form set out in schedule 2;

     "GOVERNANCE AGREEMENT" means an agreement in the agreed form to be entered into by CCIC (1) and TdFI (2);

     "OPTION AGREEMENT" means an agreement in the agreed form to be entered into by the Purchaser (1), CCIC (2) and TdFI (3);

     "SALE SHARES" means the Berkshire Sale Shares and the Candover Sale Shares;

     "SHARE EXCHANGE AGREEMENT" means an agreement to be entered into on the date hereof by the Company (1) CCIC (2) TDFI (3) and others (4) providing for the exchange of all shares held in the capital of the Company (other than those held at the date hereof by CCIC and TdFI (but not the Purchaser)) for fully paid shares of common stock (or, in the case of the Purchaser, fully paid shares of class A common stock) of CCIC for the same consideration per share;

     "SHAREHOLDERS' AGREEMENT" means the shareholders' agreement in respect of the Company dated 23 January 1997 (as amended by a Deed of Adherence dated 2 May 1997) between the parties to this Agreement (other than the Purchaser);

     "STOCKHOLDERS AGREEMENT" means an agreement in the agreed form to be entered into by CCIC (1) and others (2).

1.2  In this Agreement unless the context otherwise requires:

     (a) a document expressed to be "IN THE AGREED FORM" means a document in a form which has been agreed by the parties contemporaneously with or before the execution of this Agreement and which has, for the purposes of identification, been signed or initialled by them or on their behalf;

     (b) references to a clause or schedule are to a clause of, or a schedule to, this Agreement, references to this Agreement include its schedules and references in a schedule or part of a schedule to a paragraph are to a paragraph of that schedule or that part of that schedule;

     (c) references to this Agreement or any other document or to any specified provision of this Agreement or any other document are to this Agreement, that document or that provision as in force for the time being and as amended from time to time in accordance with the terms of this Agreement or that document or, as the case may be, with the agreement of the relevant parties;

     (d) words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include corporations, partnerships and other unincorporated associations or bodies of persons;

     (e) the contents table and the descriptive headings to clauses, schedules and paragraphs are inserted for convenience only, have no legal effect and shall be ignored in the interpretation of this Agreement.

2    CONDITIONS PRECEDENT
     --------------------

2.1 The obligations of the parties under this Agreement (other than those contained in clause 2.3) are conditional on the fulfilment of the conditions listed in clause 2.2 on or prior to the date hereof, and no right under this Agreement (other than any which may arise under clause 2.3) shall arise until such conditions shall have been fulfilled.

2.2  The conditions referred to in clause 2.1 are:

     (a)  the due execution by all parties thereto of the Share Exchange
          Agreement;

     (b)  the due execution by all parties thereto of the Option Agreement.

2.3 Each of the parties shall use all reasonable endeavours to ensure (so far as it is able) that the conditions listed in clause 2.2 shall be fulfilled on the date hereof.

3    SALE OF THE SALE SHARES
     -----------------------

3.1 Each of the Berkshire Vendors shall sell to the Purchaser, and the Purchaser shall purchase from each of the Berkshire Vendors, the number of Berkshire Sale Shares set opposite its name in columns (2) and (3) of schedule 1. Each of the Berkshire Vendors shall sell and transfer that number of the Berkshire Sale Shares set opposite its name in columns (2) and (3) of schedule 1 free from all encumbrances, claims, liens, charges, equities and other rights exercisable by third parties and (subject thereto) with full title guarantee, but no other warranties, representations, or assurances are given in respect of the Berkshire Sale Shares (except to the extent expressly contained in this Agreement).

3.2 The consideration for the sale of the Berkshire Sale Shares shall be the payment by the Purchaser on Completion to each of the Berkshire Vendors of the aggregate of the sums set out opposite its name in columns (4) and (5) of schedule 1.

3.3 Each of the Candover Vendors shall sell to the Purchaser, and the Purchaser shall purchase from each of the Candover Vendors, the number of Candover Sale Shares set opposite its name in columns (2) and (3) of schedule 1. Each of the Candover Vendors shall sell and transfer that number of Candover Sale Shares set opposite its name in columns (2) and (3) free from all encumbrances, claims, liens, charges, equities and other rights exercisable by third parties and (subject thereto) with full title guarantee, but no other warranties, representations or assurances are given in respect of the Candover Sale Shares (except to the extent expressly contained in this Agreement).

3.4 The consideration for the sale of Candover Sale Shares shall be the payment by the Purchaser on Completion to each of the Candover Vendors of the aggregate of the sums set out opposite its name in columns (4) and (5) of schedule 1.

3.5  Each of the parties hereby:

     (a) waives any rights of pre-emption conferred on it by the Articles of Association of the Company or by the Shareholders' Agreement or otherwise over the Sale

          Shares hereby agreed to be sold by the Berkshire Vendors and the Candover Vendors and in respect of any shares which may be sold pursuant to schedule 3 or the agreement set out in schedule 5;

     (b) consents to the sale of the Sale Shares to the Purchaser for the purpose of complying with the requirements of the Articles of Association of the Company and the Shareholders' Agreement and for the same purpose consents to the sale of any shares pursuant to schedule 3 or the agreement set out in schedule 5;

     (c) waives any tag along rights which it may have under clause 9.6 of the Shareholders' Agreement in respect of the sale of the Sale Shares to the Purchaser and in respect of any sale of shares pursuant to schedule 3 or the agreement set out in schedule 5;

     (d) consents to all transactions contemplated by the Share Exchange Agreement, the Governance Agreement, the Stockholders Agreement and the Option Agreement and waives all rights of pre-emption conferred by the Articles of Association of the Company or the Shareholders' Agreement in respect of the transactions contemplated by such agreements; and

     (e) agrees to take, or to join in taking, such other action as is within its power to effect the transactions contemplated by the Share Exchange Agreement, the Governance Agreement, the Stockholders Agreement, the Option Agreement and the agreement set out in schedule 5, including (without limitation) procuring that transfers of shares contemplated by those agreements are resolved to be registered (subject to their being duly stamped).

3.6 The Purchaser shall not be obliged to complete the purchase of any of the Sale Shares unless the purchase of all the Sale Shares is completed simultaneously.

4    COMPLETION OF THE SALE OF THE SALE SHARES
     -----------------------------------------

4.1 Subject to the conditions set out in clause 2.2 having been fulfilled or waived on the date hereof, Completion shall take place on the date hereof and all (but not part only unless the parties shall so agree) of the following business shall be transacted:

     (a) each of the Berkshire Vendors and the Candover Vendors shall deliver to the Purchaser transfers in respect of the number of the Sale Shares set opposite its name in columns (2) and (3) of schedule 1, duly executed and completed in favour of the Purchaser, together with certificates therefor and the duly executed powers of attorney or other authorities under which the transfers have been executed;

     (b)  the parties shall join in procuring (so far as they are able) that:

          (i) the transfers mentioned in clause 4.1(a) shall be resolved to be registered (subject only to their being duly stamped);

          (ii) a share certificate is issued to the Purchaser in respect of the Sale Shares (subject to the transfers mentioned in clause 4.1(a) having been duly stamped) and share certificates are issued to the Berkshire Vendors and the Candover Vendors in respect of the balance of the shares of the Company respectively owned by them following the sale of the Sale Shares;

     (c)  the Purchaser shall execute and deliver the Deed of Adherence;

     (d) the Purchaser shall pay the consideration for the sale of the Berkshire Sale Shares by electronic funds transfer for value on the day of Completion to the following account:

          National Westminster Bank, London

          SWIFT Code: NWBKGB2L

          Fleet National Bank Account

          Account Number:  4400204622421

          Reference:  Notify on receipt Ms Leslie Obryon, 617-346-5199 and payment of such consideration into such account shall constitute a good discharge to the Purchaser in respect of it and the Purchaser shall have no obligation as to the distribution or allocation of such consideration between the Berkshire Vendors;

     (e) the Purchaser shall pay the consideration for the sale of the Candover Sale Shares by electronic funds transfer for value on the day of Completion to the following account:

          Bank:               Bank of Scotland
                              London Chief Office
                              PO Box 267
                              38 Threadneedle Street
                              London EC2P 2EH

          Sort Code:          12 01 03
          SWIFT Code:         BOFSGB2L
          Account Name:       Candover Partners Limited

          Account No:         00214728

          and payment of such consideration into such account shall constitute a good discharge to the Purchaser in respect of it and the Purchaser shall have no obligation as to the distribution or allocation of such consideration among the Candover Vendors; and

     (f) Berkshire, Candover, TdFI and CCIC shall join in procuring that a special resolution of the Company in the agreed form shall be passed to change the articles of association of the Company.

5    SHAREHOLDERS' AGREEMENT ISSUES
     ------------------------------

5.1 The provisions of clauses 5.2 to 5.4 and clause 6 shall have effect only if Completion shall have occurred.

5.2 For the purposes of the Shareholders' Agreement, the expression "TdFI" shall henceforth be treated as meaning TeleDiffusion de France International S.A. and the Purchaser taken together and, for the purposes of the Shareholders' Agreement, TeleDiffusion de France International S.A. and the Purchaser shall be treated as if they were one and the same person.

5.3 Until the earlier of the date on which the parties to this Agreement agree otherwise and the date on which Berkshire shall hold less than 10 per cent. of the equity share capital of the Company:

     (a) for the purposes of ascertaining the rights of Berkshire under the Shareholders' Agreement, the parties agree that Berkshire shall at all times and for all purposes be treated as if it held 15 per cent. in number of the Ordinary Shares of 1p each of the Company in issue or, as the case may be, 15 per cent. in value of the aggregate of the Ordinary Shares of 1p each of the Company and of the Preference Shares of 1p each of the Company in issue or, as the case may be, 15 per cent. of the equity share capital of the Company and, in each such case, the actual percentage shareholdings of the other shareholders of the Company shall (for the purposes of this clause 5.3(a)) be treated as if they had been reduced on a pro-rata basis to give effect to the foregoing;

     (b) each of the parties to this Agreement (other than Berkshire and the Company) agrees that (for so long as it continues to be a shareholder of the Company) it will exercise its voting rights at any meeting of the shareholders of the Company in a manner consistent with ensuring that any resolution proposed thereat shall not be passed if (a) that party has been notified by Berkshire that it proposes to vote against such resolution and such resolution would not be passed if Berkshire held 15 per cent. in number of the Ordinary Shares of 1p each of the Company in issue and were to vote against such resolution or (b) that party has been notified by Berkshire and Candover that each of them proposes to vote against such resolution.

5.4 If at any time Candover shall hold less than 15 per cent. in number of the Ordinary Shares of 1p each of the Company in issue, the provisions of clause 5.3 shall also apply mutatis mutandis for its benefit save that all references in clause 5.3 to "Berkshire" shall be replaced by references to "Candover".

5.5 CCIC undertakes to TdFI that it will not exercise any of its rights to subscribe for shares of the Company under any of the warrants issued to it by the Company if the result thereof would be that CCIC would thereby hold more than 50 per cent. of the issued share capital of the Company.

6    OPTIONS
     -------

6.1 The provisions of schedule 3 shall have effect for the benefit of Berkshire and Candover.

7    CONTINUATION OF SHAREHOLDERS' AGREEMENT
     ---------------------------------------

7.1 Save as amended by this Agreement, the Shareholders' Agreement shall continue in full force and effect.

8    WARRANTIES
     ----------

8.1  Each party warrants to the other parties as follows:

     (a) it has the legal right and power to enter into this Agreement and to consummate the transactions contemplated hereby on and subject to the terms and conditions of this Agreement, and the execution, delivery and performance of this Agreement by it has been duly and validly authorised and this Agreement is a valid and binding agreement enforceable in accordance with its terms; and

     (b) no further authorisation, consent or approval of any person is required by or in relation to it as a condition to the validity of this Agreement or to give effect to the transactions contemplated hereby.

9    CONFIDENTIALITY
     ---------------

9.1 All matters relating to this Agreement and the negotiations relating to this Agreement and all information acquired or received by any party under or in connection with this Agreement shall be held confidential, and each party agrees that it shall not divulge any such confidential information to any third party, without the prior written approval of all other parties provided that any party may, without such approval, disclose such matters or information:

     (a) to any outside professional consultants upon obtaining a similar undertaking of confidentiality from such consultants;

     (b) to any bank or financial institution from whom such party is seeking to obtain finance, upon obtaining a similar undertaking of confidentiality from such bank or institution;

     (c) to the extent that the same has become generally available to the public other than as a result of unauthorised disclosure by a party;

     (d) in the case of a party which is a partnership or a general partner in a partnership, to the party's constituent partners; and

     (e) to persons or the general public if disclosure to such persons or the general public is required to comply with any applicable law or regulation of any country or the rules or regulations of the London Stock Exchange or any other exchange or market on which securities of a party or the parent company of a party are quoted, provided that any such information disclosed pursuant to this sub-clause (e) shall be disclosed only after consultation with the other parties unless such consultation is prohibited or the time limits within which such disclosure must be made are such that consultation is impracticable.

10   PUBLIC ANNOUNCEMENTS
     --------------------

10.1 No party shall issue or make any public announcements or statements regarding this Agreement unless prior thereto such party furnishes all parties with a copy of such announcement or statement and obtains the approval of the other parties which approval shall not be unreasonably withheld provided that, notwithstanding any failure to obtain approval, no party shall be prohibited from issuing or making any such public announcement or statement if it is necessary to do so in order to comply with any applicable law or regulation of any country or the rules or regulations of the London Stock Exchange or any other exchange or market on which securities of a party or the parent company of a party are quoted, it being recognised, however that the parties will endeavour to ensure that any such public announcements or statements are made contemporaneously.

11   FURTHER ASSURANCES AND COSTS
     ----------------------------

11.1 The parties shall each execute and deliver such further and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

11.2 Each party shall bear its own legal and other costs incurred in respect of the preparation and negotiation of this Agreement and stamp duty in respect of the transfer of the Sale Shares shall be borne by the Purchaser.

12   MODIFICATION AND ASSIGNMENT
     ---------------------------

12.1 No purported variation of this Agreement shall be effective unless made in writing and agreed by all the Shareholders.

12.2 No party shall be entitled to assign its rights under this Agreement.

13   EFFECT OF WAIVER
     ----------------

13.1 No waiver by any party of any default in the strict and literal performance or compliance with any provision, condition or requirement hereof shall be deemed to be a waiver of strict and literal performance of and compliance with any other provision, condition or requirement herein nor to be a waiver of or in any manner release any other party from strict compliance with any provision, condition or requirement in the future. Nor shall any delay or omission by any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to such party thereafter. Except when otherwise expressly stated therein, no remedy expressly granted herein to any party shall exclude or be deemed to exclude any other remedy which would otherwise be available.

14   ENTIRE AGREEMENT
     ----------------

14.1 This Agreement sets out the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes any prior communications or correspondence with respect to the subject matter hereof. It is agreed that:

     (i) no party has entered into this Agreement in reliance upon any representation, warranty or undertaking of any other party which is not expressly set out or referred to in this Agreement and no party shall have any liability for any representation, warranty or undertaking of any other party except to the extent (if any) expressly set out in this Agreement;

     (ii) no party shall have any remedy in respect of misrepresentation or untrue statement made by any other party unless and to the extent that a claim lies for breach of warranty under this Agreement;

     (iii) this clause shall not exclude any liability for fraudulent misrepresentation.

15   GOVERNING LAW AND JURISDICTION
     ------------------------------

15.1 This Agreement shall be governed by and construed and interpreted in accordance with the laws of England.

15.2 Each of the parties (for itself and on behalf of its respective holding and subsidiary companies and the directors, employees and agents of each of them) agrees that the English Courts shall have exclusive jurisdiction to hear and decide any and all claims, disputes, complaints, actions or proceedings ("Claims or Proceedings"), whether in contract or tort, which may arise at any time out of or in connection with any of the matters referred to in this Agreement, including, but not limited to, any Claim or Proceeding asserting dishonesty, improper or illegal conduct or breach of trust or duty or based on the effects of any of those matters in any jurisdiction and any Claim or Proceedings which may be material to any of the parties but of which any of the parties is unaware or does not suspect exists and for this purpose each of the parties irrevocably submits to the exclusive jurisdiction of the English Courts.

15.3 CCIC and Berkshire each hereby irrevocably authorise and appoint Norose Notices Limited (AMC/99/Z865000) (for the attention of the Director of Administration) at the address of its registered office for the time being or such other person resident in England as it may by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Norose Notices Limited (or such substitute) shall be deemed to be service on the party concerned.

15.4 Each of TdFI and the Purchaser hereby irrevocably authorises and appoints Fleetside Legal Representative Services Limited (for the attention of Denis Stewart) at the address of its registered office for the time being (or such other person resident in England as it may by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Fleetside Legal Representative Services Limited (or such substitute) shall be deemed to be service on the party concerned.

16   NOTICES
     -------

16.1 All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally, sent by air courier (in the case of notices given by a party in one jurisdiction to a party in another), first class pre-paid post (in the case of a notice given by a party in one jurisdiction to a party in the same jurisdiction), telexed or sent by facsimile transmission (and promptly confirmed by air courier service in the case of notices sent from one jurisdiction to another and by first class pre-paid post in the case of notices sent by a party in one jurisdiction to another party in the same jurisdiction). Any such notice shall be deemed given when so delivered personally, telexed or sent by facsimile transmission or air courier or first class pre-paid post to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     Berkshire: if to Berkshire, to:
     ---------
     Berkshire Partners
     One Boston Place
     Boston, Massachusetts 02108
     USA
     Attention:    Carl Ferenbach
     Fax:          617-227-6105

     Candover: if to Candover, to:
     --------
     Candover Investments PLC
     20 Old Bailey
     London  EC4M 7LN
     Attention:    Douglas Fairservice
     Fax:          0171 248 5483

     CCIC: if to CCIC, to:
     ----
     Crown Castle International Corp.
     510 Bering Drive
     Suite 500
     Houston
     Texas TX 77057
     Attention:    Ted B. Miller Jr.
     Fax:          713 570 3150

     TdFI or the Purchaser: if to TdFI or the Purchaser to:
     ---------------------
     TeleDiffusion de France International S.A.

     10 Rue d'Oradour-sur-Glane
     75732 Paris
     Cedex
     France
     Attention:    Michel Azibert
     Fax:          55 95 20 66

     the Company: if to the Company, to:
     -----------
     the Company at its registered office
     Attention:    Managing Director
     Fax:          01926 416441

17   COUNTERPARTS
     ------------

     This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each such counterparty were upon the same instrument.

IN WITNESS of which this agreement has been executed.

                                  SCHEDULE 1
                                  ----------
                                THE SALE SHARES
                                ---------------

        (1)                        (2)             (3)            (4)             (5)
                                                  NO. OF                     CONSIDERATION
                                                REDEEMABLE   CONSIDERATION    FOR SALE OF
                                                PREFERENCE    FOR SALE OF      REDEEMABLE
                            NO. OF ORDINARY    SHARES TO BE     ORDINARY       PREFERENCE
   NAME OF SELLER          SHARES TO BE SOLD       SOLD          SHARES          SHARES
                                                                (POUNDS)        (POUNDS)
Berkshire Fund IV,               490,909       490,418,231    7,368,544.09    4,904,182.31
LP
Berkshire Investors               49,091        49,041,769      736,855.91      490,417.69
LLC
Candover Investments             217,699       241,646,116    3,267,661.99    2,416,461.16
plc
Candover (Trustees)               24,189                 0      363,076.89               0
Limited
Candover Partners                438,550       438,111,904    6,582,635.50    4,381,119.04
Limited (as general
partner of the
Candover 1994 UK
Limited Partnership)
Candover Partners                118,847       118,728,160    1,783,893.47    1,187,281.60
Limited (as general
partner of the
Candover 1994 UK
No. 2 Limited
Partnership)
Candover Partners                 21,286        21,264,745      319,502.86      212,647.45
Limited (as general
partner of the
Candover 1994 US
No. 1 Limited
Partnership)
Candover Partners                259,429       259,169,075    3,894,029.29    2,591,690.75
Limited (as general
partner of the
Candover 1994 US
No. 2 Limited
Partnership)

                                  SCHEDULE 2
                                  ----------
                               DEED OF ADHERENCE
                               -----------------

THIS DEED OF ADHERENCE is made on                                      1998
BETWEEN:

[INSERT NAME OF THE PURCHASER] of [ADDRESS] (the "NEW SHAREHOLDER") in favour of the persons whose names are set out in the schedule to this deed and is supplemental to the Shareholders' Agreement dated 23 January 1997 between Berkshire Fund IV Investment Corp and others (as amended by a Deed of Adherence dated 2 May 1997 and an agreement dated . 1998) (together the "AGREEMENT").

THE PARTIES AGREE AS FOLLOWS:

1 The New Shareholder confirms that it has read a copy of the Agreement and covenants with each person named in the schedule to this deed to perform and be bound by all the terms of the agreement as if the New Shareholder were a party thereto and fell within the scope of the definition "TDFI" together with TeleDiffusion de France International S.A.

2    This deed is governed by English law.

IN WITNESS whereof this deed has been executed by the New Shareholder and is intended to be and is hereby delivered on the date first above written.

                                   SCHEDULE
                                   --------

(1)  BERKSHIRE FUND IV, LP, a Massachusetts limited partnership;

(2)  BERKSHIRE PARTNERS LLC, a Massachusetts limited liability corporation;

(3)  CANDOVER INVESTMENTS PLC, a company incorporated in England and Wales;

(4)  CANDOVER (TRUSTEES) LIMITED, a company incorporated in England and Wales;

(5) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 UK Limited Partnership);

(6) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 UK No. 2 Limited Partnership);

(7) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 US No. 1 Limited Partnership);

(8) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 US No. 2 Limited Partnership);

(9)  CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation;

(10) TELEDIFFUSION DE FRANCE INTERNATIONAL S.A., a company incorporated in
     France;

(11) CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD (formerly known as Diohold Limited), a company incorporated in England and Wales.

                                  SCHEDULE 3
                                  ----------
                                    OPTIONS
                                    -------


1    INTERPRETATION
     --------------

1.1  In this schedule unless the context otherwise requires:

     "BERKSHIRE OPTION SECURITIES" means all Ordinary Shares, Redeemable Preference Shares and other securities of the Company held by Berkshire on the date on which either of the Options is exercised;

     "CANDOVER OPTION SECURITIES" means all Ordinary Shares, Redeemable Preference Shares and other securities of the Company held by Candover on the date on which either of the Options is exercised;

     "CCIC RELEVANT PROPORTION" means (a) if both the Options shall be exercised, such fraction as will, following completion of the exercise of the Options, result in CCIC and TdFI holding the same number of Ordinary Shares and Redeemable Preference Shares of the Company and (b) if one only of the Options shall be exercised, a fraction calculated by reference to the following formula:

          B
     A =  -
          C

     Where:

     "A" is the relevant fraction;

     "B" is equal to the number of Ordinary Shares of the Company held by CCIC at the date of the exercise of such Option; and

     "C" is equal to the aggregate of the number of Ordinary Shares of the Company held by CCIC and TdFI at the date of the exercise of such Option;

     Provided that, if the fraction calculated by the above formula would result in CCIC in any circumstances coming to hold more than 50 per cent. of the issued share capital of the Company, the CCIC Relevant Proportion shall be such fraction as will result in CCIC holding no more than 50 per cent. of the issued share capital of the Company and TdFI shall be required to acquire such number of Ordinary Shares and Redeemable Preference Shares as CCIC would otherwise have been required to acquire but for this proviso.

     "OPTION PERIOD" means the period commencing on 1 March 2002 and ending on 14 April 2002;

     "OPTIONS" means the options granted by paragraph 2.1;

     "PURCHASE CONSIDERATION" means an amount determined in accordance with paragraph 3;

     "TDFI RELEVANT PROPORTIONS" means (a) if both the Options shall be exercised, such fraction as will, following completion of the exercise of the Options, result in CCIC and TdFI holding the same number of Ordinary Shares and Redeemable Preference Shares of the Company and (b) if one only of the Options shall be exercised, a fraction calculated by reference to the following formula:

          B
     A =  -
          C

     Where:

     "A" is the relevant fraction;

     "B" is equal to the number of Ordinary Shares of the Company held by TdFI at the date of the exercise of such Option; and

     "C" is equal to the aggregate of the number of Ordinary Shares of the Company held by CCIC and TdFI at the date of the exercise of such Option;

     Provided that, if the fraction calculated by the above formula would result in TdFI in any circumstances coming to hold more than 50 per cent. of the issued share capital of the Company, the TdFI Relevant Proportion shall be such fraction as will result in TdFI holding no more than 50 per cent. of the issued share capital of the Company and CCIC shall be required to acquire such number of Ordinary Shares and Redeemable Preference Shares as TdFI would otherwise have been required to acquire but for this proviso.

2    GRANT OF OPTIONS
     ----------------

2.1 Subject to paragraph 2.2 and in consideration of (Pounds)1 now paid by each of Candover and Berkshire (receipt of which is hereby acknowledged):

     (a) CCIC hereby grants to Berkshire an option to require CCIC to purchase the CCIC Relevant Proportion of each class of the Berkshire Option Securities;

     (b) CCIC hereby grants to Candover an option to require CCIC to purchase the CCIC Relevant Proportion of each class of the Candover Option Securities;

     (c) TdFI hereby grants to Berkshire an option to require TdFI to purchase the TdFI Relevant Proportion of each of class of the Berkshire Option Securities; and

     (d) TdFI hereby grants to Candover an option to require TdFI to purchase the TdFI Relevant Proportion of each class of the Candover Option Securities,

     in each case on the terms of this Agreement. The Options contained in paragraphs 2.1(a) and (c) may not be exercised independently of one another and the Options contained in paragraphs 2.1(b) and (d) may not be exercised independently of one another.

2.2 The Options shall lapse if prior to the commencement of the Option Period any Ordinary Shares of the Company shall be listed on the official list of London Stock Exchange Limited or any other stock exchange or if permission is granted for any Ordinary Shares of the Company to be dealt in on any other stock exchange.

2.3 Berkshire hereby undertakes that the Berkshire Option Securities which are the subject of an exercise of either of the Options shall be sold by it free from all liens, charges, encumbrances and adverse interests or claims of any person and, subject thereto, with full title guarantee, but no other warranties, representations or assurances shall be given in respect of the Berkshire Option Securities.

2.4 Candover hereby undertakes that the Candover Option Securities which are the subject of an exercise of either of the Options shall be sold by it free from all liens, charges, encumbrances and adverse interests or claims of any person and, subject thereto, with full title guarantee, but no other warranties, representations or assurances shall be given in respect of the Candover Option Securities.

2.5 Each of the parties hereby waives any rights of pre-emption conferred on it by the Articles of Association of the Company or by the Shareholders' Agreement or otherwise over any Berkshire Option Securities and/or Candover Option Securities which may become subject to the exercise of either of the Options or of any options granted under the terms of the agreement set out in schedule 5 hereto.

3    EXERCISE OF THE OPTIONS
     -----------------------

3.1 Each of Berkshire and Candover may give notice to exercise the Options during the Option Period. Such notice shall specify a date (being a week day) on which (subject to determination of the Purchase Consideration) the exercise of the relative option shall be completed, which date shall be not more than three months nor less than two months after the date of the notice.

3.2 The parties agree that the Purchaser first named above (the "ORIGINAL PURCHASER") shall have the right to nominate in its place as Purchaser hereunder any other undertaking which, for the purposes of the Companies Act 1985 (as amended), is a subsidiary of the Original Purchaser, a holding company of the Original Purchaser or a subsidiary of any such holding company. If written notice of such nomination is given by the Original Purchaser (prior to the exercise of any Options) to the other parties hereto, such replacement Purchaser (the "REPLACEMENT PURCHASER") shall forthwith agree to become a party to this Agreement by executing such deed of accession as the other parties may reasonably require and, upon execution of such deed, shall be entitled to all of the rights, and be bound by all of the obligations, of the Original Party hereunder, provided however that Original Purchaser shall continue to be liable to discharge such obligations to the extent that such Replacement Purchaser shall fail so to do.

4    THE PURCHASE CONSIDERATION
     --------------------------

4.1 The Purchase Consideration for the Berkshire Option Securities or, as the case may be, the Candover Option Securities shall be the fair market value thereof (valued as a proportion of the value of the Company as a whole which is equal to the proportion of the entire issued share capital of the Company represented by the Berkshire Option Securities or, as the case may be, the Candover Option Securities) as determined by an appraisal of the value of the shares in question performed by a mutually acceptable investment banking firm that has not been engaged on a regular basis by the Company, CCIC, TdFI, Berkshire or Candover within the two years preceding the exercise of the relative option, with experience of giving appraisals in the financial analysis of businesses similar to the Company's business. If the prospective seller and the prospective purchaser are unable to agree on a mutually acceptable investment banking or other firm within 7 days following the exercise of the relative option, the prospective seller and the prospective purchaser shall select its own investment banking or other firm and the two selected firms shall select a mutually acceptable investment banking or other firm (meeting the criteria set forth above) and, in default of agreement, such investment banking or other firm shall be nominated on the application of either the prospective seller or the prospective seller by the Chairman of the New York Stock Exchange, Inc. If either party fails to select its own investment banking or other firm to select the determining firm within five days following the expiration of such seven day period, the other party's selected firm shall act as the determining firm. Upon selection of a firm pursuant to the foregoing procedures, such firm shall be provided with such financial information concerning, and access to, the Company or such parties as shall be reasonably requested by such firm in connection with its determination, including attending meetings with, or making presentations to, such firm. The selected firm shall deliver to the applicable parties a final determination of the Purchase Consideration within 30 days of its engagement, and the parties hereby agree to be bound by such decision. The fees and expenses of the determining firm shall be borne by the prospective seller and the prospective purchaser in equal shares. The applicable parties shall be responsible for their own fees and expenses, including the fees and expenses of their respective lawyers, and, if applicable, their own investment banking or other firm.

5    COMPLETION
     ----------

5.1 Completion of the exercise of the Options shall take place at the registered office of the Company on the date specified in the notice mentioned in clause 3 (or, if later, 7 days after the Purchase Consideration shall have been finally determined) when all (but not part only) of the following business shall be transacted:

     (a) CCIC shall pay to Berkshire or, as the case may be, Candover the CCIC Relevant Proportion of the Purchase Consideration and TdFI shall pay to Berkshire or, as the case may be, Candover the TdFI Relevant Proportion of the Purchase Consideration;

     (b) Berkshire or, as the case may be, Candover shall deliver to CCIC transfers in respect of the CCIC Relevant Proportion of each class of the Berkshire Option Securities or, as the case may be, the Candover Option Securities duly completed in favour of CCIC together with the certificate therefor (or, failing such certificate, an indemnity in terms which would be satisfactory to a reasonable purchaser);

     (c) Berkshire or, as the case may be, Candover shall deliver to TdFI transfers in respect of the TdFI Relevant Proportion of each class of the Berkshire Option Securities or, as the case may be, the Candover Option Securities duly completed in favour of TdFI together with the certificates therefor (or, failing such certificates, an indemnity in terms which would be satisfactory to a reasonable purchaser).

5.2 If either CCIC or TdFI shall default in its obligation to make payment in accordance with paragraph 5.1(a) and shall fail to remedy such default within 7 days, then such party shall lose its rights under this schedule 3 and whichever of CCIC or TdFI which has not so defaulted shall be entitled (by notice in writing to Berkshire or, as the case may be, Candover given within 5 days after the expiry of such 7 day period) elect to complete the exercise of the relevant Option in place of the party who so defaulted and the provisions of paragraph 5.1 shall apply mutatis mutandis.

6    STANDBY OPTION
     --------------

6.1 The parties shall join in procuring that, as soon as practicable after the date hereof, an Extraordinary General Meeting of the Company shall be convened for the purpose of considering the resolution set out in schedule 4 as a special resolution, and each of the parties hereto (other than the Company) undertakes to vote in favour of such resolution.

6.2 Subject to the resolution referred to in paragraph 6.1 being duly passed, the Company, Candover and Berkshire each undertake to enter into the agreement set out in schedule 5 not later than 5 days after the date on which such resolution is passed.

7    ASSIGNMENT
     ----------

     None of the parties shall be entitled to assign or transfer its rights under this schedule.

                                  SCHEDULE 4
                                  ----------
                                THE RESOLUTION
                                --------------

THAT the Company be and it is hereby authorised to make an off-market purchase of its own shares in accordance with section 165 Companies Act 1985 on the terms set out in the draft Standby Option Agreement between Berkshire Fund IV, LP (1), Berkshire Investors LLC (2), Berkshire Partners LLC (3), Candover Investments PLC (4), Candover (Trustees) Limited (5), Candover Partners Limited (6), Candover Partners Limited (7), Candover Partners Limited (8), Candover Partners Limited (9) and Castle Transmission Services (Holdings) Limited (10) in the form produced to the meeting.

                                  SCHEDULE 5
                                  ----------
                            STANDBY OPTION AGREEMENT
                            ------------------------



                              BERKSHIRE FUND IV, LP             (1)
                             BERKSHIRE INVESTORS LLC            (2)
                              BERKSHIRE PARTNERS LLC            (3)
                             CANDOVER INVESTMENTS PLC           (4)
                           CANDOVER (TRUSTEES) LIMITED          (5)
                            CANDOVER PARTNERS LIMITED           (6)
                            CANDOVER PARTNERS LIMITED           (7)
                            CANDOVER PARTNERS LIMITED           (8)
                            CANDOVER PARTNERS LIMITED           (9)
             CASTLE TRANSMISSION SERVICES (HOLDINGS) LIMITED   (10)


                      _________________________________

                            STANDBY OPTION AGREEMENT

                      _________________________________



                                  NORTON ROSE
                                    London

THIS AGREEMENT is dated
 .............................................................. 1998 and is made
AMONG:

(1)  BERKSHIRE FUND IV, LP, a Massachusetts limited partnership;

(2)  BERKSHIRE INVESTORS LLC, a Massachusetts limited liability corporation;

(3)  BERKSHIRE PARTNERS LLC, a Massachusetts limited liability corporation;

(4)  CANDOVER INVESTMENTS PLC, a company incorporated in England and Wales;

(5)  CANDOVER (TRUSTEES) LIMITED, a company incorporated in England and Wales;

(6) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 UK Limited Partnership);

(7) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 UK No. 2 Limited Partnership);

(8) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 US No. 1 Limited Partnership);

(9) CANDOVER PARTNERS LIMITED, a company incorporated in England and Wales (as general partner of the Candover 1994 US No. 2 Limited Partnership);

(10) CASTLE TRANSMISSION SERVICES (HOLDINGS) LIMITED (the "COMPANY"), a company incorporated in England and Wales.

1    DEFINITIONS AND INTERPRETATION
     ------------------------------

1.1  In this Agreement unless the context otherwise requires:

     "BERKSHIRE" has the meaning ascribed to such expression in the Shareholders' Agreement;

     "CANDOVER" has the meaning ascribed to such expression in the Shareholders' Agreement;

     "SHAREHOLDERS' AGREEMENT" means the shareholders' agreement in respect of the Company dated 23 January 1997 (as amended by a Deed of Adherence dated 2 May 1997);

     "BERKSHIRE OPTION SECURITIES" means all Ordinary Shares, Redeemable Preference Shares and other securities of the Company held by Berkshire on the date on which either of the Standby Options is exercised;

     "CANDOVER OPTION SECURITIES" means all Ordinary Shares, Redeemable Preference Shares and other securities of the Company held by Candover on the date on which either of the Standby Options is exercised;

     "STANDBY OPTIONS" means the options granted by clause 2.1;

     "PURCHASE CONSIDERATION" means an amount determined in accordance with clause 3;

     "STANDBY OPTION PERIOD" means the period commencing on the 13/th/ day following the date (if any) on which Crown Castle International Corp. or, as the case may be, TeleDiffusion de France International S.A. fails (in breach of its contractual obligations) to complete the purchase of the Berkshire Option Securities or, as the case may be, the Candover Option Securities under the terms of schedule 3 to the Share Sale Agreement pursuant to an exercise of either of the Options (as defined in the Share Sale Agreement) in circumstances in which Crown Castle International Corp. (if it is not the party which so breached its contractual obligations) or TeleDiffusion de France International S.A. (if it is not the party which so breached its contractual obligations) has not elected to exercise its right to purchase the Berkshire Option Securities or, as the case may be, the Candover Option Securities pursuant to paragraph 5.2 of schedule 3 to the Share Sale Agreement (or, having exercised such right, fails to comply with its obligations under paragraph 5.2 of schedule 3 to the Share Sale Agreement) and ending 45 days after the commencement of such period;

     "SHARE SALE AGREEMENT" means an agreement dated 24 April 1998 between Berkshire Fund IV, LP and others for the sale and purchase of certain shares of the Company, for the amendment of the Shareholders' Agreement and for the granting of certain options.

1.2  In this Agreement unless the context otherwise requires:

     (a) a document expressed to be "IN THE AGREED FORM" means a document in a form which has been agreed by the parties contemporaneously with or before the execution of this Agreement and which has, for the purposes of identification, been signed or initialled by them or on their behalf;

     (b) references to a clause or schedule are to a clause of, or a schedule to, this Agreement, references to this Agreement include its schedules and references in a schedule or part of a schedule to a paragraph are to a paragraph of that schedule or that part of that schedule;

     (c) references to this Agreement or any other document or to any specified provision of this Agreement or any other document are to this Agreement, that document or that provision as in force for the time being and as amended from time to time in accordance with the terms of this Agreement or that document or, as the case may be, with the agreement of the relevant parties;

     (d) words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include corporations, partnerships and other unincorporated associations or bodies of persons;

     (e) the contents table and the descriptive headings to clauses, schedules and paragraphs are inserted for convenience only, have no legal effect and shall be ignored in the interpretation of this Agreement.

2    GRANT OF OPTIONS
     ----------------

2.1 Subject to paragraph 2.2, the Company (in consideration of (Pounds)1 now paid by each of Candover and Berkshire, of which receipt is hereby acknowledged) hereby grants:

     (a) to Berkshire an option to require the Company to purchase the Berkshire Option Securities; and

     (b) to Candover an option to require the Company to purchase the Candover Option Securities,

     in each case on the terms of this Agreement.

2.2  The Standby Options shall lapse if:

     (a) prior to the commencement of the Option Period (as defined in the Share Sale Agreement) any Ordinary Shares of the Company shall be listed on the official list of London Stock Exchange Limited or any other stock exchange or if permission is granted for any Ordinary Shares of the Company to be dealt in on any other stock exchange; or

     (b) the Company shall notify the party exercising either of the Standby Options within 35 days of the exercise thereof that it is unable to complete the purchase of the Berkshire Option Securities or, as the case may be, the Candover Option Securities:

          (i) by reason of its inability to comply with the relevant provisions of Companies Act 1985 (or any other legislation then in force) in respect of such purchase; or

          (ii) without being in breach of the terms of the (Pounds)125,000,000 9 per cent. Guaranteed Bonds due 2007 issued by Castle Transmission (Finance) PLC or the terms of any of its other financing facilities.

2.3 Berkshire hereby undertakes that the Berkshire Option Securities which are the subject of an exercise of the Standby Options shall be sold by it free from all liens, charges, encumbrances and adverse interests or claims of any person and, subject thereto, with full title guarantee, but no other warranties, representations or assurances shall be given in respect of the Berkshire Option Securities.

2.4 Candover hereby undertakes that the Candover Option Securities which are the subject of an exercise of the Standby Options shall be sold by it free from all liens, charges, encumbrances and adverse interests or claims of any person and, subject thereto, with full title guarantee, but no other warranties, representations or assurances shall be given in respect of the Candover Option Securities.

3    EXERCISE OF THE STANDBY OPTIONS
     -------------------------------

3.1 Each of Berkshire and Candover may give notice to exercise the Standby Options during the Standby Option Period. Such notice shall specify a date (being a week day) on which (subject to determination of the Purchase Consideration) the exercise of the relative option shall be completed, which date shall be not more than three months nor less than two months after the date of the notice.

4    THE PURCHASE CONSIDERATION
     --------------------------

4.1 The Purchase Consideration for the Berkshire Option Securities or, as the case may be, the Candover Option Securities shall be the fair market value thereof as determined pursuant to paragraph 4.1 of schedule 3 to the Share Sale Agreement.

5    COMPLETION
     ----------

5.1 Completion of the exercise of the Standby Options shall take place at the registered office of the Company on the date specified in the notice mentioned in clause 3 when all (but not part only) of the following business shall be transacted:

     (a) the Company shall pay to Berkshire or, as the case may be, Candover the Purchase Consideration;

     (b) the Company shall deliver to Berkshire or, as the case may be, Candover evidence that it has duly complied with all the requirements of the Companies Act 1985 and of all other requirements of legislation then in force in respect of the purchase;

     (c) Berkshire or, as the case may be, Candover shall deliver to the Company transfers in respect of the Berkshire Option Securities or, as the case may be, the Candover Option Securities duly completed in favour of the Company together with the certificates therefor (or, failing such certificates, an indemnity in terms which would be satisfactory to a reasonable purchaser).

6    WARRANTIES
     ----------

6.1  Each party warrants to the other parties as follows:

     (a) it has the legal right and power to enter into this Agreement and to consummate the transactions contemplated hereby on and subject to the terms and conditions of this Agreement, and the execution, delivery and performance of this Agreement by it has been duly and validly authorised and this Agreement is a valid and binding agreement enforceable in accordance with its terms; and

     (b) no further authorisation, consent or approval of any person is required by or in relation to it as a condition to the validity of this Agreement or to give effect to the transactions contemplated hereby.

7    CONFIDENTIALITY
     ---------------

7.1 All matters relating to this Agreement and the negotiations relating to this Agreement and all information acquired or received by any party under or in connection with this Agreement shall be held confidential, and each party agrees that it shall not divulge any such confidential information to any third party, without the prior written approval of all other parties provided that any party may, without such approval, disclose such matters or information:

     (a) to any outside professional consultants upon obtaining a similar undertaking of confidentiality from such consultants;

     (b) to any bank or financial institution from whom such party is seeking to obtain finance, upon obtaining a similar undertaking of confidentiality from such bank or institution;

     (c) to the extent that the same has become generally available to the public other than as a result of unauthorised disclosure by a party;

     (d) in the case of a party which is a partnership or a general partner in a partnership, to the party's constituent partners; and

     (e) to persons or the general public if disclosure to such persons or the general public is required to comply with any applicable law or regulation of any country or the rules or regulations of the London Stock Exchange or any other exchange or market on which securities of a party or the parent company of a party are quoted, provided that any such information disclosed pursuant to this sub-clause (e) shall be disclosed only after consultation with the other parties unless such consultation is prohibited or the time limits within which such disclosure must be made are such that consultation is impracticable.

8    PUBLIC ANNOUNCEMENTS
     --------------------

8.1 No party shall issue or make any public announcements or statements regarding this Agreement unless prior thereto such party furnishes all parties with a copy of such announcement or statement and obtains the approval of the other parties which approval shall not be unreasonably withheld provided that, notwithstanding any failure to obtain approval, no party shall be prohibited from issuing or making any such public announcement or statement if it is necessary to do so in order to comply with any applicable law or regulation of any country or the rules or regulations of the London Stock Exchange or any other exchange or market on which securities of a party or the parent company of a party are quoted, it being recognised, however that the parties will endeavour to ensure that any such public announcements or statements are made contemporaneously.

9    FURTHER ASSURANCES AND COSTS
     ----------------------------

9.1 The parties shall each execute and deliver such further and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

9.2 Each party shall bear its own legal and other costs incurred in respect of the preparation and negotiation of this Agreement and stamp duty in respect of the transfer of the Berkshire Option Securities and the Candover Option Securities shall be borne by the Company.

10   MODIFICATION AND ASSIGNMENT
     ---------------------------

10.1 No purported variation of this Agreement shall be effective unless made in writing and agreed by all the parties hereto.

10.2 No party shall be entitled to assign its rights under this Agreement.

11   EFFECT OF WAIVER
     ----------------

11.1 No waiver by any party of any default in the strict and literal performance or compliance with any provision, condition or requirement hereof shall be deemed to be a waiver of strict and literal performance of and compliance with any other provision, condition or requirement herein nor to be a waiver of or in any manner release any other party from strict compliance with any provision, condition or requirement in the future. Nor shall any delay or omission by any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to such party thereafter. Except when otherwise expressly stated therein, no remedy expressly granted herein to any party shall exclude or be deemed to exclude any other remedy which would otherwise be available.

12   ENTIRE AGREEMENT
     ----------------

12.1 This Agreement sets out the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes any prior communications or correspondence with respect to the subject matter hereof. It is agreed that:

     (i) no party has entered into this Agreement in reliance upon any representation, warranty or undertaking of any other party which is not expressly set out or referred to in this Agreement and no party shall have any liability for any representation, warranty or undertaking of any other party except to the extent (if any) expressly set out in this Agreement;

     (ii) no party shall have any remedy in respect of misrepresentation or untrue statement made by any other party unless and to the extent that a claim lies for breach of warranty under this Agreement;

     (iii) this clause shall not exclude any liability for fraudulent misrepresentation.

13   GOVERNING LAW AND JURISDICTION
     ------------------------------

13.1 This Agreement shall be governed by and construed and interpreted in accordance with the laws of England.

13.2 Each of the parties (for itself and on behalf of its respective holding and subsidiary companies and the directors, employees and agents of each of them) agrees that the English Courts shall have exclusive jurisdiction to hear and decide any and all claims, disputes, complaints, actions or proceedings ("Claims or Proceedings"), whether in contract or tort, which may arise at any time out of or in connection with any of the matters referred to in this Agreement, including, but not limited to, any Claim or Proceeding asserting dishonesty, improper or illegal conduct or breach of trust or duty or based on the effects of any of those matters in any jurisdiction and any Claim or Proceedings which may be material to any of the parties but of which any of the parties is unaware or does not suspect exists and for this purpose each of the parties irrevocably submits to the exclusive jurisdiction of the English Courts.

13.3 Berkshire hereby irrevocably authorises and appoints Norose Notices Limited (AMC/99/Z865000) (for the attention of the Director of Administration) at the address of its registered office for the time being or such other person resident in England as it may by notice to all other parties substitute) to accept service of all legal process arising out of or connected with this Agreement and service on Norose Notices Limited (or such substitute) shall be deemed to be service on the party concerned.

14   NOTICES
     -------

14.1 All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally, sent by air courier (in the case of notices given by a party in one jurisdiction to a party in another), first class pre-paid post (in the case of a notice given by a party in one jurisdiction to a party in the same jurisdiction), telexed or sent by facsimile transmission (and promptly confirmed by air courier service in the case of notices sent from one jurisdiction to another and by first class pre-paid post in the case of notices sent by a party in one jurisdiction to another party in the same jurisdiction). Any such notice shall be deemed given when so delivered personally, telexed or sent by facsimile transmission or air courier or first class pre-paid post to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     Berkshire: if to Berkshire, to:
     ---------
     Berkshire Partners
     One Boston Place
     Boston, Massachusetts 02108
     USA
     Attention:    Carl Ferenbach
     Fax:          617-227-6105

     Candover: if to Candover, to:
     --------
     Candover Investments PLC
     20 Old Bailey
     London  EC4M 7LN
     Attention:    Douglas Fairservice
     Fax:          0171 248 5483

     the Company: if to the Company, to:
     -----------
     the Company at its registered office
     Attention:    Managing Director
     Fax:          01926 416441

15   COUNTERPARTS
     ------------

     This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each such counterparty were upon the same instrument.

IN WITNESS of which this agreement has been executed.

SIGNED for and on behalf of     )
BERKSHIRE FUND IV, LP           )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
BERKSHIRE INVESTORS LLC         )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
BERKSHIRE PARTNERS LLC          )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
CANDOVER INVESTMENTS PLC        )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
CANDOVER (TRUSTEES) LIMITED     )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
CANDOVER PARTNERS LIMITED       )
(as general partner of the      )
Candover 1994 UK Limited        )
Partnership)                    )
By                              )
in the presence of:             )

SIGNED for and on behalf of          )
CANDOVER PARTNERS LIMITED            )
(as general partner of the           )
Candover 1994 UK No. 2 Limited       )
Partnership)                         )
By                                   )
in the presence of:                  )



SIGNED for and on behalf of          )
CANDOVER PARTNERS LIMITED            )
(as general partner of the           )
Candover 1994 US No. 1 Limited       )
Partnership)                         )
By                                   )
in the presence of:                  )


SIGNED for and on behalf of          )
CANDOVER PARTNERS LIMITED            )
(as general partner of the           )
Candover 1994 US No. 2 Limited       )
Partnership)                         )
By                                   )
in the presence of:                  )


SIGNED for and on behalf of          )
CASTLE TRANSMISSION                  )
SERVICES (HOLDINGS) LIMITED          )
By                                   )
in the presence of:                  )

SIGNED for and on behalf of     )
BERKSHIRE FUND IV, LP           )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
BERKSHIRE INVESTORS LLC         )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
BERKSHIRE PARTNERS LLC          )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
CANDOVER INVESTMENTS PLC        )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
CANDOVER (TRUSTEES) LIMITED     )
By                              )
in the presence of:             )


SIGNED for and on behalf of     )
CANDOVER PARTNERS LIMITED       )
(as general partner of the      )
Candover 1994 UK Limited        )
Partnership)                    )
By                              )
in the presence of:             )

SIGNED for and on behalf of          )
CANDOVER PARTNERS LIMITED            )
(as general partner of the           )
Candover 1994 UK No. 2 Limited       )
Partnership)                         )
By                                   )
in the presence of:                  )



SIGNED for and on behalf of          )
CANDOVER PARTNERS LIMITED            )
(as general partner of the           )
Candover 1994 US No. 1 Limited       )
Partnership)                         )
By                                   )
in the presence of:                  )


SIGNED for and on behalf of          )
CANDOVER PARTNERS LIMITED            )
(as general partner of the           )
Candover 1994 US No. 2 Limited       )
Partnership)                         )
By                                   )
in the presence of:                  )


SIGNED for and on behalf of          )
CROWN CASTLE INTERNATIONAL           )
CORP.                                )
By:                                  )
in the presence of:                  )


SIGNED for and on behalf of          )
TELEDIFFUSION DE FRANCE              )
INTERNATIONAL S.A.                   )
By                                   )
in the presence of:                  )


SIGNED for and on behalf of          )
DIGITAL FUTURE INVESTMENTS B.V.      )

By                                   )
in the presence of:                  )


SIGNED for and on behalf of          )
CASTLE TRANSMISSION                  )
SERVICES (HOLDINGS) LIMITED          )
By                                   )
in the presence of:                  )